                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549



                                     -----



                                   FORM 8-K



                                CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15 (d)



                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) April 24, 1998
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                     Norwest Asset Acceptance Corporation
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            (Exact name of registrant as specified in its charter)


      Delaware                         333-32577             52-2049703
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(State or other                      (Commission          (IRS Employer
  jurisdiction of incorporation)      File Number)          ID Number)

7485 New Horizon Way, Frederick, Maryland               21703
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(Address of principal executive offices)             (Zip Code)

Registrant's Telephone Number, including area code:  (301) 846-8101
                                                     --------------

                                      N/A
                      -----------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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Filing of Prospectus and Prospectus Supplement.
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         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended,
Norwest Asset Acceptance Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Series 1998-HE1 Asset Backed Certificates.

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) are hereby incorporated by reference in
(i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-32577) of the Depositor; and (iii) the Prospectus Supplement of the Depositor, and shall be deemed to be part hereof and thereof.

         Also included for filing with the offering of the Series 1998-HE1 Asset Backed Certificates, attached hereto as Exhibit 23.1, is the consent of KPMG Peat Marwick LLP, independent accountants for Ambac Assurance Corporation, insurer of the Class A Series 1998-HE1 Asset Backed Certificates (the "Offered Certificates").
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1   Consent of KPMG Peat Marwick LLP.
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                                  SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NORWEST ASSET ACCEPTANCE CORPORATION



                              By: /s/ B. David Bialzak
                                  ------------------------
                                  Name:   B. David Bialzak
                                  Title:   Vice President



Dated: April 24, 1998
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                                 EXHIBIT INDEX
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Exhibit                                                           Page
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23.1              Consent of KPMG Peat Marwick LLP.